Exhibit 32.2
CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eitan Gertel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Finisar Corporation (the “Company”) on Form 10-K for the year ended May 3, 2015 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: June 19, 2015

/s/ Eitan Gertel
Eitan Gertel
Chief Executive Officer
Co-Principal Executive Officer